SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2004

ITRONICS INC.

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                                          Texas                                    33-18582                             75-2198369

                         (State or other jurisdiction                 (Commission File                       (IRS Employer

                                of incorporation)                              Number)                            Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada             89509

(Address of Principal Executive Offices)                                                      Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 12: Results of Operations and Financial Condition

On April 7, 2004 the Company announced that first quarter 2004 fertilizer sales more than doubled the prior year first quarter. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99               Press release dated April 7, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                 ITRONICS INC.

                                                                                                     (Registrant)

Date: April 13, 2004                                                                          By: /S/ John W. Whitney

                                                                                                              John W. Whitney

                                                                                                              President, Treasurer and Director

                                                                                                              (Principal Executive and Financial

                                                                                                              Officer)